Exhibit 99.1

WELL Health Completes Acquisition of CRH Medical

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Monumental acquisition significantly boosts WELL’s revenue and EBITDA(1) profile, dramatically enhances its U.S. operations, and provides WELL with additional inorganic and organic growth opportunities.

•	WELL’s technology and shared services teams will work with CRH to help digitize and modernize operations in a manner similar to how WELL has executed in the primary healthcare space in Canada.

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CRH recently reported its audited Q4 2020 results with US$36.8M in quarterly revenue reflecting 21% YoY growth. CRH’s adjusted operating EBITDA(2) for the same period was $16.1M, demonstrating strong 44% adjusted operating EBITDA margin(2).

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The acquisition of CRH meaningfully enhances WELL’s free cash flow profile, enabling future reinvestment, capital compounding, and capital allocation opportunities across other attractive healthcare and healthcare-technology segments.

Vancouver, BC – April 22, 2021 – WELL Health Technologies Corp. (TSX: WELL) (“WELL”), a company focused on consolidating and modernizing clinical and digital assets within the healthcare sector, and CRH Medical Corporation (“CRH”) are pleased to announce the successful completion of their previously-announced business combination today, pursuant to which WELL has acquired all of the issued and outstanding common shares of CRH (the “CRH Shares”) for US$4.00 per share in cash (the “Acquisition”), representing an equity consideration of approximately US$286.6 million and a transaction value of approximately US$372.9 million, inclusive of CRH’s credit facility.

“I am pleased to welcome the talented CRH team to the WELL family,” said Hamed Shahbazi, Chairman and CEO of WELL. “CRH is our largest acquisition to date and it is a fantastic opportunity to apply WELL’s expertise in digitization and modernization of healthcare assets as well as its best-in-breed data security services to GI practices in the United States. With this acquisition, WELL’s financial and operating profile makes it an emerging leader in the tech enabled healthcare market across North America. Furthermore, CRH‘s profitability and cash-flow generation will provide WELL with ample opportunities to allocate capital and increase inorganic growth.”

CRH is a rapidly growing company whose business is expected to experience strong growth in 2021 driven by underlying trends in case-loads, billing rates, and organic and acquisitive expansion. On March 16, 2021, CRH reported audited Q4 revenue of $36.8M, an increase of 21% from the fourth quarter of 2019, as well as adjusted operating EBITDA(2) of $16.1M, a 44% adjusted operating EBITDA margin(2), and adjusted operating EBITDA attributable to CRH shareholders(2) of $11.2M, an increase of 27% from the fourth quarter of 2019.

For over a decade, CRH has been focused on delivering high quality healthcare services and has emerged as a leading provider of anesthesia services to the GI (Gastroenterologist) community. CRH provides WELL with deep access to the U.S. healthcare system, including 3,200 GIs mostly in the U.S. and their extended practitioner networks which represents a compelling channel to unlock new revenue and business opportunities.

In conjunction with this Acquisition, CRH becomes a wholly-owned subsidiary of WELL and will operate autonomously as WELL’s seventh distinct business unit under the leadership of Dr. Tushar Ramani, CRH’s Chair and CEO. CRH will continue to operate much like before, aided by WELL and CRH management’s plans to effectuate certain synergies and apply WELL’s technology, data protection and digitization initiatives.

Dr. Ramani commented, “We look forward to collaborating with WELL’s management team to implement WELL’s technology and digitization tools across our business with the objective of optimizing and improving our services, enhancing and introducing new revenue opportunities to CRH, and delivering more value to our healthcare partners and their patients. We are committed to expanding our services and continuing our M&A program, which aligns perfectly with WELL’s own highly accretive and disciplined growth and capital allocation strategy. Becoming a part of the WELL Health family will help CRH to further improve our physician partners’ experiences and the health outcomes of the patients whose lives we impact every day.”

The Acquisition was partially funded via a subscription receipt equity offering of approximately C$302.5M at a price of C$9.80 per subscription receipt (the “Offering”) which was led by Hong Kong businessman and investor, Mr. Li Ka-shing, and included WELL’s CEO, board and senior management team as well as a number of significant institutional investors. Upon closing, all subscription receipts from the Offering have automatically converted to WELL common shares, without any further action required on the part of the subscription receipt holders.

The Acquisition was completed by way of a statutory plan of arrangement under the provisions of the Business Corporations Act (British Columbia) (the “Arrangement”). Under the terms of the Arrangement, each former shareholder of CRH is entitled to receive US$4.00 in cash in exchange for each CRH Share held immediately prior to the effective time of the Arrangement. To receive the consideration in exchange for their CRH Shares, registered shareholders of CRH must complete, sign, date and return the Letter of Transmittal that was mailed to each registered shareholder of CRH. The Letter of Transmittal is also available (i) from CRH’s depositary, Computershare Trust Company of Canada, that can be contacted for inquiries by telephone at 1-800-564-6253 or by email at corporateactions@computershare.com; or (ii) on SEDAR (www.sedar.com) under CRH’s issuer profile.

In connection with completion of the Arrangement, the CRH Shares were delisted from the TSX and trading of the CRH Shares was suspended on the NYSE American. The CRH Shares will be formally delisted from the NYSE American on or about May 3, 2021 and CRH intends to submit an application or other appropriate documents to the applicable securities regulators in Canada and the United States to cease to be a reporting issuer and to terminate its public reporting obligations.

Footnotes:

1.

EBITDA is a non-GAAP measure. Earnings before interest, taxes, depreciation and amortization (“EBITDA”) should not be construed as an alternative to net income/loss determined in accordance with IFRS. EBITDA does not have any standardized meaning under IFRS and therefore may not be comparable to similar measures presented by other issuers. WELL believes that EBITDA is a meaningful financial metric as it measures cash generated from operations which WELL can use to fund working capital requirements, service future interest and principal debt repayments and fund future growth initiatives. For EBITDA reconciliation to Net income, please refer to WELL’s Management Discussion and Analysis filings on Sedar.com.

2.

Adjusted operating EBITDA (in total and the portion thereof attributable to CRH shareholders) and adjusted operating EBITDA margin are non-GAAP measures. See the note below under the heading “Non-GAAP Measures” for more information on the use of these measures by CRH and a quantitative reconciliation of these measure to the most directly comparable measures under US GAAP.

WELL HEALTH TECHNOLOGIES CORP. Per: “Hamed Shahbazi” Hamed Shahbazi Chief Executive Officer, Chairman and Director

About WELL Health Technologies Corp.

WELL is an omni-channel digital health company whose overarching objective is to empower doctors to provide the best and most advanced care possible while leveraging the latest trends in digital health. As such, WELL owns and operates 27 primary healthcare clinics in both Canada and the US, operates a multi-national digital Electronic Medical Records (EMR) business serving thousands of healthcare clinics and health systems of all sizes, operates a multi-national portfolio of telehealth services which includes one of the largest telehealth service providers in Canada. WELL is also a provider of digital health, billing and cybersecurity related technology solutions. WELL is an acquisitive company that follows a disciplined and accretive capital allocation strategy. WELL is publicly traded on the Toronto Stock Exchange under the symbol “WELL”. To access the Company’s telehealth service, visit: tiahealth.com, and for corporate information, visit: www.well.company.

About CRH Medical Corporation

CRH is a North American company focused on providing gastroenterologists throughout the United States with innovative services and products for the treatment of gastrointestinal diseases. In 2014, CRH became a full service gastroenterology anesthesia company that provides anesthesia services for patients undergoing endoscopic procedures in ambulatory surgical centers. To date, CRH has completed 33 anesthesia acquisitions, and now serves 72 ambulatory surgical centers in 15 states. In addition, CRH owns the “CRH O’Regan System”, a single-use, disposable, hemorrhoid banding technology that is safe and highly effective in treating all grades of hemorrhoids. CRH distributes the O’Regan System, treatment protocols, operational and marketing expertise as a complete, turnkey package directly to gastroenterology practices, creating meaningful relationships with the gastroenterologists it serves. CRH’s O’Regan System is currently used in all 48 lower US states.

Required Early Warning Reporting

The CRH Shares acquired by WELL pursuant to the Arrangement were purchased by a wholly-owned subsidiary of WELL, for aggregate consideration of approximately US$286.6 million. Immdiately before closing of the Arrangement, WELL did not beneficially own or control any securities of CRH. As a result of the Arrangement, WELL indirectly holds 71,645,447 CRH Shares, representing 100% of the issued and outstanding CRH Shares.

An early warning report will be filed by WELL with applicable Canadian securities regulatory authorities. To obtain copies of the early warning report, please contact Hamed Shahbazi at 604.628.7266.

The head office of WELL is located at Suite 200, 322 Water Street, Vancouver, B.C., V6B 1B6.

Non-GAAP Measures

This news release makes reference to certain non-GAAP financial measures in relation to CRH, including adjusted operating EBITDA (in total and the portion thereof attributable to CRH shareholders) and adjusted operating EBITDA margin, as supplemental indicators of CRH’s financial and operating performance. Adjusted operating EBITDA is defined as operating income before interest, taxes, depreciation, amortization, stock based compensation, acquisition related expenses and asset impairment charges. Adjusted operating EBITDA margin is defined as operating earnings before interest, taxes, depreciation, amortization, stock based compensation, acquisition related expenses and asset impairment charges as a percentage of revenue. These non-GAAP measures are not recognized measures under US Generally Accepted Accounting Principles (“US GAAP”) and do not have a standardized meaning prescribed by US GAAP and thus CRH’s definition may be different from and unlikely to be comparable to non-GAAP measures presented by other companies. These measures are provided as additional information to complement US GAAP measures by providing further understanding of CRH’s results of operations from the perspective of CRH’s management. Accordingly, they should not be considered in isolation nor as a substitute for analyses of CRH’s financial information reported under US GAAP. Management uses non-GAAP measures such as adjusted operating EBITDA and adjusted operating EBITDA margin to provide investors with a supplemental measure of CRH’s operating performance and thus highlight trends in CRH’s core business that may not otherwise be apparent when relying solely on US GAAP financial measures. Management also believes that securities analysts, investors and other interested parties frequently use non-GAAP measures in the evaluation of issuers. In addition, management uses these non-GAAP measures in order to facilitate operating performance comparisons from period to period, prepare annual operating budgets, and to assess its ability to meet future debt service, capital expenditure, and working capital requirements. A quantitative reconciliation of adjusted operating EBITDA, and operating EBITDA margin to the most directly comparable measures under US GAAP is presented below.

ADJUSTED OPERATING EBITDA – CRH

(USD in thousands)	Q4 2020	Q4 2019
Net and comprehensive income (loss)	(17,658)	2,104

Net finance (income) expense	765	913
Equity income	(54)	(1,350)
Income tax expense (recovery)	(5,959)	891
Other income - government assistance	(296)	—
Impairment	27,008	—

Operating income (loss)	3,806	2,558

Amortization expense	10,889	9,006
Depreciation and related expense	83	29
Stock based compensation	809	697
Acquisition expenses[1]	173	(19)
Inventory write-downs	—	—
Other non-recurring items	—	—
Other income - government assistance	296	—

Total adjusted operating EBITDA	16,055	12,270

Adjusted operating EBITDA attributable to:
Shareholders of the Company	11,221	8,805
Non-controlling interest	4,834	3,465

[1]	Acquisition expenses relating to incomplete acquisitions

ADJUSTED OPERATING EBITDA MARGIN - CRH

(USD in thousands)	Q4 ‘20	Q4 ‘19
Revenue	36,783	30,369
Operating income	3,806	2,558

Operating margin	10.3%	8.4%

Amortization expense	29.6%	29.7%
Depreciation and related expense	0.2%	0.1%
Stock based compensation	2.2%	2.3%
Acquisition expenses[1]	0.5%	(0.1)%
Inventory write-downs	0.0%	(—)%
Other non-recurring items	(—)%	(—)%
Other income - government assistance	0.8%	(—)%

Total adjusted operating EBITDA margin	43.6%	40.4%

[1]	Acquisition expenses relating to incomplete acquisitions

Notice Regarding Forward Looking Statements

Certain statements in this news release are forward-looking statements and are prospective in nature including the statements regarding: the anticipated benefits of the Acquisition and post-closing objectives of WELL for the CRH business unit. Forward-looking statements are not based on historical facts, but rather on current expectations and projections about future events, and are therefore subject to risks and uncertainties which could cause actual results to differ materially from the future results expressed or implied by the forward-looking statements. These statements generally can be identified by the use of forward-looking words such as “may”, “should”, “could”, “would”, “intend”, “estimate”, “plan”, “anticipate”, “expect”, “believe”, “working on” or “continue”, or the negative thereof or similar variations. There are numerous risks and uncertainties that could cause actual results and WELL’s plans and objectives to differ materially from those expressed in the forward-looking information, including: risks outlined in WELL’s and CRH’s publicly filed documents available on SEDAR or EDGAR; business disruption risks relating to COVID-19; regulatory risks, including those related to healthcare, privacy and data security; and integration risks relating to the acquired business on a post-closing basis. Actual results and future events could differ materially from those anticipated in such information. These and all subsequent written and oral forward-looking information are based on estimates and opinions of management on the dates they are made and are expressly qualified in their entirety by this notice. Except as required by law, WELL and CRH do not intend to update these forward-looking statements.

This news release contains future-oriented financial information and financial outlook information (collectively, “FOFI”) about WELL’s expected increase in revenue, cash flow and EBITDA on a post-closing basis assuming consummation of the Acquisition, all of which are subject to the same assumptions, risk factors, limitations, and qualifications as set out in the above paragraph. The actual financial results of WELL on a post-closing basis may vary from the amounts set out herein and such variation may be material. WELL and its management believe that the FOFI has been prepared on a reasonable basis, reflecting management’s best estimates and judgments. However, because this information is subjective and subject to numerous risks, it should not be relied on as necessarily indicative of future results. Except as required by applicable securities laws, WELL undertakes no obligation to update such FOFI. FOFI contained in this news release was made as of the date hereof and was provided for the purpose of providing further information about WELL’s anticipated future business operations on a post-closing basis. Readers are cautioned that the FOFI contained in this news release should not be used for purposes other than for which it is disclosed herein.

For further information

Pardeep S. Sangha

VP Corporate Strategy and Investor Relations

investor@well.company

604-572-6392

Media inquiries

Lauren Arnold

Talkshop Media

lauren@talkshopmedia.com

647-869-1438